SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2003

SONTRA MEDICAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0 230-17	41-1644949
(Commission File Number)	(IRS Employer Identification No.)

10 Forge Parkway, Franklin, Massachusetts	02038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 553-8850

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Sontra Medical Corporation (the “Company”), dated March 31, 2003, announcing the Company’s financial results for the fourth quarter and fiscal year ended December 31, 2002.

ITEM 9.    REGULATION FD DISCLOSURE

This information is being submitted pursuant to Item 12 of Form 8-K (Results of Operations and Financial Conditions). The Company issued a press release on March 31, 2003, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced financial results for the fourth quarter and fiscal year ended December 31, 2002. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933. The Company disclaims any intention or obligation to update or revise this information. The submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sontra Medical Corporation

April 3, 2003	By:	/s/ Thomas W. Davison
Thomas W. Davison President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Sontra Medical Corporation, dated March 31, 2003, announcing financial results for the fourth quarter and fiscal year ended December 31, 2002.